UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

 (Address of principal executive offices)

(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio  43215

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

SEMI-ANNUAL REPORT

September 30, 2019

(UNAUDITED)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request from your financial intermediary (such as a broker-dealer or bank) or the Fund to receive (free of charge) paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.adirondackfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

This Page Was Left Blank Intentionally

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

SEPTEMBER 30, 2019 (UNAUDITED)

Dear Fellow Shareholder

During the six months ended 09/30/2019, The Adirondack Small Cap Fund (ADKSX) underperformed its benchmark, the Russell 2000 Value Index (RUJ), by 874 basis points. The Fund returned (7.95%) during this period, while the RUJ returned 0.79%. The Fund’s annualized return for 1 year, 5 year, and 10 year was (21.14%), 1.68%, and 8.08% respectively.*

The financial headlines were dominated by trade issues, Federal Reserve policy, and recession fears: all of which resulted in continued volatility.  The Fund being overweight the Materials and Energy sectors hurt as these sectors are highly sensitive to trade tensions that have intensified in recent months. Within the Russell 2000 Value Index (RUJ), Energy stocks were down 27.9% and Materials down 6.5% over the past six months ended 09/30/2019. Materials and Energy have been the worst-performing sectors of the small-cap market over the past ten years, realizing less than 50% of the market return. The underperformance of these two sectors has been particularly acute during the past several months, and as often is the case, capitulation from investors in these sectors is becoming more prevalent. Historically, the Fund has been significantly underweight Materials and Energy, but, over the past several years the exposure has roughly doubled as relative valuations have become too hard to ignore. At 9/30/2019 the Fund’s total exposure to these sectors stood at 16.7% versus 10.4% for the index. This exposure requires a healthy dose of patience, but these sectors are arguably the most reasonably valued within the overall U.S. equities market. In addition, we are seeing companies within these sectors heed the advice of frustrated investors and make significant changes to their businesses. Some are merging, some are divesting assets, many are tightening belts and changing management teams. The weakest will go bankrupt like they normally do when investors turn off the capital spigot. Virtually none of these companies are complacent. As the survivors plant the seeds for future growth, with fewer competitors, they will be better positioned to capitalize on the opportunities within their respective industries. It is also worth noting, that both material and energy will be critical inputs required to help move the world towards a more sustainable future. To us, battle-tested sectors tend to sharpen the skills of management which lead to better capital allocation and, therefore, are worthy of a continued overweight by the Fund.

The quest for yield remained evident as dividend-paying stocks within Financials, Real Estate and Utilities outperformed. About 50% of the stocks in our benchmark (RUJ) pay regular dividends versus 17% of the stocks currently held by the Fund. The normally steady Healthcare sector came under pressure as Healthcare reform was a hot topic during the Democratic presidential debates held over the summer. This sector was down about 12.5% during this period, which is an unusually elevated level of underperformance for a normally defensive sector.

Page | 1

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

On the stock selection side, two stocks (Office Depot (ODP) and Owens-Illinois Inc. (OI)) performed particularly poorly over the past six months ended 09/30/2019. The value of each stock was nearly cut in half. In normal times such drastic price declines would suggest operational problems, accounting issues or creditor concerns. That’s not the case with these companies. In fact, we believe there are a number of reasons to be optimistic in each case and thus we have added to our holdings. (As of 09/30/2019, ODP represented 1.94% and OI represented 1.74% of the portfolio.)

ODP is a stock that seems to be completely misunderstood by the investing community. A few retail analysts from large investment banks cover this company and their reports tend to emphasize the negatives while dismissing the remarkable progress ODP has made adjusting to their rapidly changing environment. ODP is easily dismissed in a world dominated by Amazon. After the government inexplicably denied an attempted merger with competitor Staples, they made moves to right-size their retail footprint and then reduce exposure to office supplies with an acquisition of IT services provider CompuCom in 2017. But this acquisition came with some challenges that they are diligently addressing. And while their retail store base is challenged by Amazon, it still generates good cash flow while representing less than half of their business. We think they can stabilize retail through smaller store footprints, better store lease rates and improved product offerings. Hidden within ODP is a very capable, growing B2B business with an extensive logistics network, including over 50 distribution centers, 1,000 fleet vehicles, and 200,000 enterprise account relationships, many of which are subject to multi-year contracts. ODP’s balance sheet is very strong, however, that fact is not easily apparent due to a quirky accounting issue that will be rectified shortly. ODP’s management has spent an inordinate amount of time trying to explain why some arcane accounting rules inflated their long-term debt so it will be a big help when this issue gets rectified in January 2020. ODP currently trades for an enterprise value similar to what they paid for CompuCom in 2017.  We believe this is an overly pessimistic valuation, which assigns no value to their B2B and retail assets.

OI is one of the largest manufacturers of glass containers in the world with roughly 25% market share, long-term contracts and high barriers to entry. OI’s results were impacted by a few one-time issues exacerbated by a strong U.S. dollar which pressured earnings and cashflow. Given their elevated debt levels, a push out of the usually predictable generation of cash spooked equity investors. Holders of OI’s debt, however, are more supportive as evidenced by their bonds currently trading firmly above par. OI has engaged Goldman Sachs to explore strategic options, which could lead to the sale of operations in either Europe or Asia. One of OI’s larger investors (Atlantic Capital Management) has been pushing for a sale of the European operations for more than a year now. The reaction to Q2’s results certainly has added pressure on management to deleverage. Recent merger & acquisition activity within the European packaging sector has taken place at prices 40% – 60% above the current multiple (6x EBITDA) that OI fetches in the United States. This would suggest the chance of OI making value-

Page | 2

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

enhancing asset sales appear reasonable. Finally, insider sentiment is also encouraging as several directors added meaningfully to their holdings after Q2 results were released.

As value investors, we gravitate towards the sometimes controversial and often less crowded sectors of the market. To be successful over the long term we must be patient with companies in transition, looking past the near-term noise and knee jerk reactions. Likewise, it is also essential to have realistic expectations when assessing a company’s potential for success through a transition by carefully considering developments within its end markets.  For example, despite impressive success on a new business front we exited our position in McDermott International Inc. (MDR) earlier this year.  Concerns about their ability to successfully integrate the recently acquired Chicago Bridge & Iron business while also managing the increased pressure on their balance sheet, ultimately led to our decision that the investment’s risk/reward was no longer favorable.

The past six months ended 09/30/2019 have been particularly volatile months where earnings or guidance missteps met with harsh reactions, particularly in sectors sensitive to trade policy. While the overall market has not had a sustained correction in the traditional sense, the carnage experienced in certain more economically sensitive and commodity sectors of the small-cap value space has been severe. In many ways, it feels much like it did when The Adirondack Small Cap Fund was launched. We have a strong conviction in our investments as the majority of our holdings are currently trading near decade lows and below intrinsic value. We plan to remain steadfast to our contrarian philosophy much as we did coming out of 2008 which was followed by some of our best years of outperformance since the Fund’s founding. The portfolio continues to maintain over 95% active share relative to our benchmark (Russell 2000 Value®) another indication of our idiosyncratic/contrarian approach to investing. We are confident that our patience, contrarian approach and focus on valuation will be rewarded over the long run. As fellow shareholders we feel your frustration. Your confidence and patience are greatly appreciated.

For the most up-to-date information on your investment, please visit our website at www.adirondackFunds.com or call us at (518) 690-0470.

Regards,

Matt Reiner, CFA®

Greg Roeder, CFA®

Portfolio Manager

Portfolio Manager

mreiner@adirondackfunds.com

groeder@adirondackfunds.com

Page | 3

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

*Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

Per the prospectus, the Fund’s gross annual operating expense ratio is 1.24%. The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48% until August 1, 2020, subject to termination by the Fund on 60 days’ written notice.

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.  The Adirondack Small Cap Fund is distributed by Rafferty Capital Markets, LLC, Garden City, NY 11530.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

EBITDA (earnings before interest, taxes, depreciation, and amortization) is a measure of a company’s overall financial performance and profitability.

B2B (Business to Business)

Page | 4

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

SEPTEMBER 30, 2019 (UNAUDITED)

1.	Allscripts Healthcare Solutions, Inc.	4.59%
2.	Mr. Cooper Group, Inc.	3.65%
3.	National Western Life Group, Inc. Class A	3.56%
4.	Covanta Holding Corp.	3.50%
5.	Triumph Group, Inc.	3.41%
6.	Celestica, Inc.	3.27%
7.	Vonage Holdings Corp.	3.27%
8.	ADTRAN, Inc.	3.24%
9.	Seaboard Corp.	3.19%
10.	CNO Financial Group, Inc.	2.83%

* Excludes Fund's Short-Term Investment positions.

Page | 5

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2019 (UNAUDITED)

Adirondack Small Cap Fund
Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.
$37,000
$35,000
$33,000
$31,000
$29,000
$27,000
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
4/6/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014
3/31/2015
9/30/2015
3/31/2016
9/30/2016
3/31/2017
9/30/2017
3/31/2018
9/30/2018
3/31/2019
9/30/2019
Adirondack Small Cap Fund $27,578
Russell 2000 Index $30,161
Russell 2000 Value Index $26,193

Average Annual Total Returns (a) (for periods ended September 30, 2019)
	Six Months	1 Year	3 Year	5 Year	10 Year	Since Inception
Adirondack Small Cap Fund *	-7.95%	-21.14%	-0.68%	1.68%	8.08%	7.26%
Russell 2000 Index **	-0.36%	-8.89%	8.23%	8.19%	11.19%	7.92%
Russell 2000 Value Index ***	0.79%	-8.25%	6.54%	7.17%	10.06%	6.87%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 Index is a common benchmark for mutual funds that identify themselves as "small-cap".  It is a widely quoted measure of the overall performance of the small-cap to mid-cap company shares.

***Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes. The Fund’s gross total operating expenses as of its last prospectus is 1.24%.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

Page | 6

THE ADIRONDACK SMALL CAP FUND

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
20.10%
Basic Materials
5.53%
Communication Services
3.27%
Consumer Cyclical
9.57%
Energy
6.79%
Financial Services
21.10%
Healthcare
4.81%
Industrials
21.74%
Money Market Fund
6.19%
Real Estate
0.90%

Sectors are categorized using Morningstar® classifications.

Page | 7

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 (UNAUDITED)

Shares		Value

COMMON STOCKS - 92.04%

Accident & Health Insurance - 2.83%
185,751	CNO Financial Group, Inc.	$ 2,940,438

Air Transportation Scheduled - 1.71%
106,005	JetBlue Airways Corp. *	1,775,584

Aircraft & Parts - 3.41%
154,719	Triumph Group, Inc.	3,539,971

Biotechnology Research & Products - 0.48%
415,717	Trinity Biotech PLC. ADR *	503,018

Business Services - 1.65%
275,009	Conduent, Inc. *	1,710,556

Cogeneration Services & Small Power Producers - 3.50%
210,121	Covanta Holding Corp.	3,632,992

Computer Communications Equipment - 0.98%
146,171	A10 Networks, Inc. *	1,014,427

Crude Petroleum & Natural Gas - 3.65%
103,220	Advantage Oil & Gas Ltd. (Canada) *	166,184
123,900	Carrizo Oil & Gas, Inc. *	1,063,682
795,230	Southwestern Energy Co. *	1,534,794
507,588	Tetra Technologies, Inc. *	1,020,252
		3,784,912
Deep Sea Foreign Transportation of Freight - 3.96%
409,138	Ardmore Shipping Corp. (Bermuda) *	2,737,133
29,178	Seacor Holdings, Inc. *	1,373,408
		4,110,541
Electric Lighting & Wiring Equipment - 2.06%
409,837	LSI Industries, Inc.	2,139,349

Electronic Components & Accessories - 0.83%
50,611	Vishay Intertechnology, Inc.	856,844

The accompanying notes are an integral part of these financial statements.

Page | 8

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

Shares		Value
Finance Services - 3.65%
356,344	Mr. Cooper Group, Inc. *	3,784,373

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 0.31%
373,943	JAKKS Pacific, Inc. *	319,721

Glass Containers - 1.74%
175,998	Owens-Illinois, Inc.	$ 1,807,499

Greeting Cards - 0.36%
93,919	CSS Industries, Inc. *	372,858

Heavy Construction Other Than Building Construction-Contractors - 0.96%
508,395	Williams Industrial Services Group, Inc. *	991,370

Household Audio & Video Equipment - 1.02%
52,209	Knowles Corp. *	1,061,931

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 1.19%
177,154	CECO Environmental Corp. *	1,237,421

Industrial Organic Chemicals - 1.55%
107,498	Renewable Energy Group, Inc. *	1,613,007

Investment Advice - 1.91%
56,647	Lazard Ltd. Class A (Bermuda)	1,982,645

Laboratory Analytical Instruments - 0.39%
131,042	Harvard Bioscience, Inc. *	402,954

Life Insurance - 5.12%
368,736	Genworth Financial, Inc. Class A *	1,622,438
13,766	National Western Life Group, Inc. Class A *	3,694,381
		5,316,819
Meat Packing Plants - 3.19%
757	Seaboard Corp.	3,311,875

Metal Mining - 2.09%
300,656	Cleveland Cliffs, Inc.	2,170,736

The accompanying notes are an integral part of these financial statements.

Page | 9

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

Shares		Value
Motor Vehicle Parts & Accessories - 2.15%
254,972	Horizon Global Corp. *	973,993
50,298	Lydall, Inc. *	1,252,923
		2,226,916
Oil & Gas Filed Machinery & Equipment - 0.26%
280,582	Superior Drilling Products, Inc. *	274,073

Ordnance & Accessories (No Vehicle/Guided Missiles) - 1.49%
250,636	Vista Outdoor, Inc. *	1,551,437

Orthopedic, Prosthetic, & Surgical Appliances & Supplies - 0.49%
67,925	Invacare Corp.	$ 509,438

Primary Production of Aluminum - 1.71%
88,200	Alcoa Corp. *	1,770,174

Primary Smelting & Refining of Nonferrous Metals - 0.80%
737,433	Ferroglobe PLC. (United Kingdom) *	833,299

Printed Circuit Boards - 4.74%
473,632	Celestica, Inc. (Canada) *	3,395,941
47,545	Sanmina Corp. *	1,526,670
		4,922,611
Retail-Auto Dealers & Gasoline Stations - 0.12%
10,278	TravelCenters of America LLC. *	126,676

Retail-Miscellaneous Shopping Goods Stores - 1.94%
1,148,881	Office Depot, Inc.	2,016,286

Savings Institution, Federally Chartered - 1.30%
91,560	Brookline Bancorp, Inc.	1,348,679

Services-Business Services - 1.13%
386,005	Limelight Networks, Inc. *	1,169,595

Services-Computer Integrated Systems Design - 4.59%
433,920	Allscripts Healthcare Solutions, Inc. *	4,764,442

The accompanying notes are an integral part of these financial statements.

Page | 10

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

Shares		Value
Services-Engineering Services - 1.21%
420,739	Hill International, Inc. *	1,258,010

Services-Miscellaneous Business Services - 1.29%
108,843	Donnelley Financial Solutions, Inc. *	1,340,946

Special Industry Machinery - 1.33%
207,815	Manitex International, Inc. *	1,381,970

Sporting & Athletic Goods - 0.47%
41,434	Clarus Corp.	485,814

Surety Insurance - 1.88%
155,382	MGIC Investment Corp.	1,954,706

Surgical & Medical Instruments & Apparatus - 0.82%
305,862	Accuray, Inc. *	847,238

Telephone & Telephone Apparatus - 4.74%
296,055	ADTRAN, Inc.	$ 3,358,744
286,773	Infinera Corp. *	1,562,913
		4,921,657
Telephone Communications (No Radio Telephone) - 3.27%
300,519	Vonage Holdings Corp. *	3,395,865

Television Broadcasting Stations - 1.92%
122,155	Gray Television, Inc. *	1,993,570

Title Insurance - 2.29%
61,208	Stewart Information Services, Corp.	2,374,258

Water Supply - 0.04%
4,286	Pure Cycle Corp. *	44,060

Wholesale - Medical, Dental & Hospital Equipment & Supplies - 2.63%
153,221	Patterson Companies, Inc.	2,730,398

Wholesale - Miscellaneous Durable Goods - 0.89%
44,644	Schnitzer Steel Industries, Inc. Class A	922,345

The accompanying notes are an integral part of these financial statements

Page | 11

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

TOTAL FOR COMMON STOCKS (Cost $107,115,253) - 92.04%		95,546,304

PREFERRED STOCK - 0.82%

Life Insurance - 0.82%
52,929	Phoenix Companies, Inc. 7.45% 1/15/32	846,864
TOTAL FOR PREFERRED STOCK (Cost $972,109) - 0.82%		846,864

REAL ESTATE INVESTMENT TRUSTS - 0.90%
12,476	Investors Real Estate Trust	931,583
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $631,962) - 0.90%		931,583

SHORT-TERM INVESTMENT - 6.18%
6,418,652	Federated Treasury Obligation Fund - Institutional Shares 2.33% **	6,418,652
TOTAL SHORT-TERM INVESTMENT (Cost $6,418,652) - 6.18%		6,418,652

TOTAL INVESTMENTS (Cost $115,137,976) - 99.94%		103,743,403

OTHER ASSETS LESS LIABILITIES, NET - 0.06%		60,222

NET ASSETS - 100.00%		$ 103,803,625

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at September 30, 2019.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Page | 12

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2019 (UNAUDITED)

Assets:
Investments in Securities, at Value (Cost $115,137,976)	$ 103,743,403
Cash	1,000
Receivables:
Securities Sold	305,510
Dividends and Interest	89,473
Shareholder Subscriptions	51,390
Prepaid Expenses	29,354
Total Assets	104,220,130
Liabilities:
Securities Purchased	173,681
Shareholder Redemptions	84,059
Due to Advisor	95,670
Due to Trustees	24,033
Accrued Expenses	39,062
Total Liabilities	416,505

Net Assets	$ 103,803,625

Net Assets Consist of:
Paid In Capital	$ 118,717,791
Distributable Earnings/(Deficit)	(14,914,166)
Net Assets, for 6,539,087 Shares Outstanding	$ 103,803,625

Net Asset Value Per Share	$ 15.87

The accompanying notes are an integral part of these financial statements.

Page | 13

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        For the Six Months Ending September 30, 2019 (UNAUDITED)

Investment Income:
Dividends	$ 692,816
Interest	164,612
Total Investment Income	857,428

Expenses:
Advisory	686,170
Transfer Agent	33,783
Legal	8,235
Custodian	10,671
Audit	9,100
Trustee	45,417
Chief Compliance Officer	15,000
Insurance	4,314
Registration and Filing Fees	20,522
Printing & Mailing	5,668
Miscellaneous Fees	3,868
Total Expenses	842,748

Net Investment Income	14,680

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(2,465,535)
Net Change in Unrealized Depreciation on Investments	(8,476,095)
Realized and Unrealized Loss on Investments	(10,941,630)

Net Decrease in Net Assets Resulting from Operations	$(10,926,950)

The accompanying notes are an integral part of these financial statements.

Page | 14

THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Years Ended
	9/30/2019	3/31/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 14,680	$ (58,164)
Net Realized Gain (Loss) on Investments	(2,465,535)	9,843,644
Unrealized Depreciation on Investments	(8,476,095)	(29,324,551)
Net Decrease in Net Assets Resulting from Operations	(10,926,950)	(19,539,071)

Distributions to Shareholders:
Distributions	-	(22,555,741)
Total Dividends and Distributions Paid to Shareholders	-	(22,555,741)

Capital Share Transactions	(38,226,995)	(54,152,114)

Total Decrease in Net Assets	(49,153,945)	(96,246,926)

Net Assets:
Beginning of Period	152,957,570	249,204,496

End of Period	$ 103,803,625	$ 152,957,570

The accompanying notes are an integral part of these financial statements.

Page | 15

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	(Unaudited)
	Six Months
	Ended		Years Ended
	9/30/2019		3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015

Net Asset Value, at Beginning of Period	$ 17.24		$ 21.40	$ 22.61	$ 19.05	$ 22.07	$ 22.94

Income From Investment Operations:
Net Investment Income (Loss) *	0.00	†	(0.01)	(0.02)	(0.03)	(0.03)	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.37)		(1.82)	1.07	4.30	(2.33)	0.63
Total from Investment Operations	(1.37)		(1.83)	1.05	4.27	(2.36)	0.61

Distributions:
Net Investment Income	-		-	-	-	-	-
Realized Gains	-		(2.33)	(2.26)	(0.71)	(0.66)	(1.48)
Total from Distributions	-		(2.33)	(2.26)	(0.71)	(0.66)	(1.48)

Net Asset Value, at End of Period	$ 15.87		$ 17.24	$ 21.40	$ 22.61	$ 19.05	$ 22.07

Total Return **	(7.95)%	(b)	(6.96)%	4.12%	22.39%	(10.71)%	2.87%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$103,804		$152,958	$249,204	$283,010	$285,647	$264,989
Ratio of Expenses to Average Net Assets	1.33%	(a)	1.24%	1.26%	1.29%	1.32%	1.37%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02%	(a)	(0.03)%	(0.07)%	(0.14)%	(0.13)%	(0.11)%
Portfolio Turnover	13.67%	(b)	30.77%	37.67%	38.06%	32.02%	37.36%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

†  Amount less than $0.005 per share.

(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

Page | 16

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019 (UNAUDITED)

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is the only series of Adirondack Funds (the “Trust”), an open-end, diversified, investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946, including Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2013-08 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit).

Page | 17

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  The Fund did not invest in any financial futures contracts during the six months ended September 30, 2019.

Federal Income Taxes:  The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016 through 2018 or expected to be taken on the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdiction as U.S. federal, however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the six months ended September 30, 2019, the Fund did not incur any interest or penalties.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on the ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent

Page | 18

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events:  Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Note 3. Security Valuations

Processes and Structure

The Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fair Value Pricing Policy

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor (“Fair Value” Pricing), subject to review by the Board of Trustees.  The Advisor must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Advisor determines that one source of market value is unreliable, the Advisor must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Page | 19

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of September 30, 2019:

Page | 20

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 95,546,304	$ -	$ -	$ 95,546,304
Preferred Stocks *	-	846,864	-	846,864
Real Estate Investment Trust	931,583	-	-	931,583
Short-Term Investment	6,418,652	-	-	6,418,652
	$102,896,539	$ 846,864	$ -	$103,743,403

The Fund did not hold any Level 3 assets during the six months ended September 30, 2019. The Fund did not hold any derivative instruments at any time during the six months ended September 30, 2019. There were no significant transfers into and out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

Note 4. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor.  Under the Agreement, the Advisor earns a monthly fee from the Fund.  Effective August 1, 2018, the monthly fee is based on an annual rate of 1.08% of the Fund’s average daily net assets.  Effective August 1, 2019 until August 1, 2020, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48%.  The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years after the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding the lessor of its current expense limitation or the expense limitation in effect at the time of the reduction, and the repayment is approved by the Board of Trustees.  For the six months ended September 30, 2019, the Advisor earned advisory fees of $686,170.  As of September 30, 2019, the Fund owed the Advisor $95,670.

Note 5.  Distribution Agreement

The Fund entered into a Distribution Agreement with Rafferty Capital Markets, LLC (“RCM”) on May 30, 2014 (which became effective July 1, 2014), after approval of the Distribution Agreement by the Board of Trustees at a meeting held on May 16, 2014.  Under the Distribution Agreement, RCM acts as the Fund’s principal underwriter in connection with the offering and sale of shares of the Fund.  The Advisor, from its own

Page | 21

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

resources, and not the Fund, is responsible for the payment of the distribution fees to RCM in the amount of $16,000 per year and also any other out-of-pocket expenses which are disclosed in the Distribution Agreement between the Fund and RCM.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $118,717,791 as of September 30, 2019.  Transactions in capital for the six months ended September 30, 2019 and year ended March 31, 2019 were as follows:

	September 30, 2019		March 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	648,586	$ 10,661,989	2,372,317	$ 46,108,130
Shares reinvested	-	-	1,497,161	22,517,306
Shares redeemed	(2,982,692)	(48,888,984)	(6,638,819)	(122,777,550)
Net decrease	(2,334,106)	$ (38,226,995)	(2,769,341)	$ (54,152,114)

Note 7. Investment Transactions

For the six months ended September 30, 2019, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $16,471,817 and $53,138,224, respectively.

Note 8. Tax Matters

As of September 30, 2019, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 116,305,772

Gross tax appreciation of investments	$ 15,490,764
Gross tax depreciation of investments	(28,053,133)
Net tax depreciation of investments	$(12,562,369)

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at March 31, 2019, the following represents the tax basis capital gains and losses and undistributed ordinary income:

Undistributed Long-Term Capital Gain	$ 397,200
Post December Ordinary Loss	(32,383)
Net Unrealized Depreciation of Investments	(4,352,033)
Total Distributable Earnings	$(3,987,216)

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

Page | 22

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of March 31, 2019, the Fund elected to defer net ordinary losses in the amount of $32,383.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the years ended March 31, 2019 and 2018 were as follows:

	March 31, 2019	March 31, 2018
Ordinary Income	$ 1,575,984	$ 3,256,972
Long-term Gain	$ 20,979,757	$ 20,153,744

No distributions were paid during the six months ended September 30, 2019.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 9.  Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 10. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of September 30, 2019, National Financial Service Corp., and Charles Schwab & Co., for the benefit of its customers, each owned approximately 39% and 31%, respectively, of the Fund.

Page | 23

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

Note 11.  New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

Page | 24

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

SEPTEMBER 30, 2019 (UNAUDITED)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2019 through September 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2019	September 30, 2019	April 1, 2019 to September 30, 2019

Actual	$1,000.00	$920.53	$6.40
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.40	$6.73

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Page | 25

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

SEPTEMBER 30, 2019 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1964	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1968	Trustee since March 2005	1	Owner, Manchester Homes, LLC since March 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	Trustee since March 2005	1	Principal and General Manager of Operations (from August 2006 to December 2014), President (since January 2015), Ideal Wood Products.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. from 2004 to present.
Jarrod H. Becker 45 Nashville Rd. Jericho, VT 05465 Year of Birth: 1977	Secretary since 2011; Chief Compliance Officer since 2010	N/A	Chief Compliance Officer, Adirondack Research & Management, Inc. from July 2013 to present.
Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1965	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. from February 2005 to present.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers, and is available without charge by calling (888) 686-2729.

Page | 26

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call (800) 732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (888) 686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Renewal of Management Agreement

At a meeting of the Board of Adirondack Funds (held May 24, 2019), the Board of Trustees considered renewal of the advisory contract (“Management Agreement”) with Adirondack Research & Management, Inc. (“ARMI” or “Advisor”). The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Management Agreement.

The Board considered several items when determining whether to renew the Management Agreement, including:

1.

Quality/Nature of Services of ARMI to the Fund.

The Trustees agreed that they were highly satisfied with the quality and nature of services the Fund receives from the Advisor; they were consistent with what the Trustees expected.  Among other factors, the Trustees noted that:

•

The Advisor continued to provide administrative services to the Fund at no cost to the Fund, when normally these services are provided by an administrator and charged to the shareholder.

Page | 27

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

•

The Advisor’s compliance continues to operate at a high level.

•

The shareholders are benefitting from the quality of the Advisor’s trade execution.

The Trustees believe the Advisor continues to provide high quality services to shareholders of the Fund and they remain optimistic about the future.

2.

Performance

The Trustees reviewed the Fund’s performance and were pleased with its long term performance.  While the Fund has underperformed versus its peer group and its benchmark for the one, three, and five year periods, it has outperformed its benchmark and almost all peers since the Fund’s inception in 2005.  The Fund received its third Lipper award in February 2018.  The Adirondack Small Cap Fund was named best Small Cap Value Fund during the ten-year time period ending 12/31/17 for its consistently strong risk-adjusted performance relative to its peers.  The Fund was recognized previously in 2011 for its three-year performance and in 2013 for its five-year performance.

3.

 Management Fee

Taking into consideration the Advisor’s high quality of service, the Board deemed the Management Fee reasonable.  The Trustees considered that, while the Management Fee remained above the peer median and average, the high level of research and active management provided by the Advisor was likely to continue to benefit the Fund’s shareholders.

4.

 Profitability

The Trustees reviewed the profitability of the Advisor.  Specifically, the Trustees considered the gross and net advisory fees earned by the Advisor as well as the direct expenses of the Advisor for servicing the Fund.  The Trustees were reminded that they should consider the Advisor’s net profit before taking into account any marketing and distribution expenses.  A discussion was had regarding the Advisor’s net profit before and after taking into account any marketing and distribution expenses for the years ending March 31, 2019 and March 31, 2018.  The Trustees reviewed the revenue, recoupment, and finances of the Advisor.  The Trustees concluded the profitability to be reasonable both in terms of dollars earned and as a percentage of revenue considering the services provided by the Advisor.

5.

 Economies of Scale

Page | 28

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

For the past few years economies of scale have had a positive impact on reducing shareholder fees.  This benefit accrued both from lower management fees and leverage on the other shareholder expenses.  The Trustees discussed the Fund’s decrease in assets over the past year.  Even with fewer assets, economies of scale continued to be realized to an extent similar to that of prior years because the Advisor has been able to keep expenses stable.  Per the Fund’s Annual Report, the Total Annual Fund Operating Expense Ratio for the Fiscal Year ending March 31, 2019 is 1.24% (down 0.02% from the previous Fiscal Year ending March 31, 2018).  The Trustees also agreed that, in light of all of the information considered, the absence of breakpoints was acceptable.

Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, upon motion duly made and seconded, the renewal of the Management Agreement was approved by the unanimous vote of the Trustees, including the disinterested Trustees.

Page | 29

This Page Was Left Blank Intentionally

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43215

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, Suite 300A

Garden City, NY  11530

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date December 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date December 5, 2019

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date December 5, 2019

* Print the name and title of each signing officer under his or her signature.